UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2009

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

0-261
__________________
(Commission File Number)

59-0906081
___________________
IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
_____________________________
(Address of Principal Executive Offices)

33975
_______________
(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At its annual stockholders meeting held on Friday February 20, 2009, the Alico stockholders elected John R. Alexander, JD Alexander, Robert E. Lee Caswell, Evelyn D'An, Charles Palmer, Dean Saunders, Robert J. Viguet, Jr and Dr. Gordon Walker to serve on the Company's Board of Directors.  Additionally, the shareholders approved the 2008 Incentive Equity Plan, Amended and Restated Directors Compensation Plan, Amended and Restated Director's Stock Purchase Policy and the Ratification of the Company's Auditors.  Voting results were as follows:

Number of shares issued outstanding and entitled to vote:				7,377,106
Shares represented by proxy votes:				6,261,641
Representative share of proxy votes:				84.88%

Directors		For	Withhold
John R. Alexander		5,586,418	675,223
JD Alexander		5,389,617	872,024
Robert E. Lee Caswell		5,589,782	671,859
Evelyn D'An		5,871,452	390,189
Charles L. Palmer		5,724,073	537,568
Dean Saunders		5,865,834	395,807
Robert J. Viguet, Jr.		5,421,480	840,161
Gordon Walker		5,720,485	541,156

Approval of the 2008 Incentive Equity Plan
For	4,323,605
Against	661,538
Abstain	316,458
Non Votes	960,040

Amended and Restated Director Compensation Plan
For	4,900,665
Against	81,080
Abstain	319,856
Non Votes	960,040

Amended and Restated Director's Stock Purchase Policy
For	4,914,831
Against	69,136
Abstain	317,634
Non Votes	960,040

Ratification of the Company's Auditors
For	5,912,560
Against	64,665
Abstain	284,416
Non Votes	-

At its Board Meeting following the annual meeting, the Board re-elected Mr. John R. Alexander as Chairman and made the following committee appointments:

Audit Committee:
Chairperson and Financial Expert:   Evelyn D’An
Charles Palmer
Dean Saunders
Gordon Walker

Compensation Committee:
Chairperson:   Charles L. Palmer
JD Alexander
Robert J. Viguet, Jr.

Nominating and Corporate Governance:
Chairperson:    Gordon Walker
JD Alexander
Charles L. Palmer

The Board also elected the following officers:

President and Principal Executive Officer:   Steven M. Smith

Senior Vice-President, Chief Financial Officer, Treasurer and
Assistant Secretary:    Patrick W. Murphy

Senior Vice-President of Human Resources and
Information Technology:   Michael R. Talaga

Director of Accounting, Controller and Assistant Treasurer:    Jerald R. Koesters

Internal Audit Director:    Jaime Voskovitch

Corporate Secretary:    A. Denise Plair

The Board of Directors also amended the Bylaws of the Company to remove all references to the Strategy Committee and updated the contact information for the Company's Code of Ethics and Whistleblower Policies.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Incorporated by reference is a copy of the revised By Laws issued by the Registrant on February 24, 2009, attached as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1- Press release announcing the Election of Directors.
Exhibit 99.2- Bylaws.
Exhibit 99.3- Code of Ethics.
Exhibit 99.4- Whistleblower Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: February 24, 2009                                                                                 By: /s/ STEVEN M. SMITH
                                                                                                                               Steven M. Smith
                                                                                                                               Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Company Press Release issued February 24, 2009.

Exhibit 99.2 Company's Amended and Restated Bylaws issued February 24, 2009.

Exhibit 99.3 Amended Code of Ethics.

Exhibit 99.4 Amended Whistleblower Policy.